SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                May 28, 2002

Exact name of registrant as specified in
its charter, State or other jurisdiction
of incorporation, Address of principal
	executive offices and Registrant's	IRS Employer
Commission File Number	telephone number, including area code	Identification No.

000-31709	NORTHERN STATES POWER COMPANY	41-1967505
(a Minnesota Corporation)
414 Nicollet Mall, Minneapolis, MN 55401
Telephone (612) 330-5500

001-3140	NORTHERN STATES POWER COMPANY	39-0508315
(a Wisconsin Corporation)
1414 W. Hamilton Ave., Eau Claire, Wis. 54701
Telephone (715) 839-2625

001-3280	PUBLIC SERVICE COMPANY OF COLORADO	84-0296600
(a Colorado Corporation)
1225 17th Street, Denver, Colo. 80202
Telephone (303) 571-7511

001-3789	SOUTHWESTERN PUBLIC SERVICE COMPANY	75-0575400
(a New Mexico Corporation)
Tyler at Sixth, Amarillo, Tex. 79101
Telephone (303) 571-7511

(Former name or former address, if changed since last report)

Item 4 — Changes In Independent Accountants (NSP-Minnesota, NSP-Wisconsin, PSCo and SPS)

On April 3, 2002, Northern States Power Company, a Minnesota corporation (NSP-Minnesota), Northern States Power Company, a Wisconsin corporation (NSP-Wisconsin), Public Service Company of Colorado, a Colorado corporation (PSCo) and Southwestern Public Service Company, a New Mexico corporation (SPS) filed a Current Report on Form 8-K regarding the Audit Committee of Xcel Energy Inc.’s Board of Directors recommendation, and the Xcel Energy Board approval of the decision to engage Deloitte & Touche LLP as its new principal independent accountants for Xcel Energy for 2002.

Accordingly, on March 27, 2002, Xcel Energy’s management informed Arthur Andersen LLP that the firm would no longer be engaged as principal independent accountants for Xcel Energy and its registrant subsidiaries; NSP-Minnesota, NSP-Wisconsin, PSCo and SPS; after the completion of their 2001 audit work for those companies. On April 30, 2002, each respective Board of Directors of the Xcel Energy registrant subsidiaries approved the decision to engage Deloitte & Touche LLP as their new principal independent accountant for the year ending Dec. 31, 2002. On May 28, 2002 it was determined that all reports relating to the year ended Dec. 31, 2001 had been issued. Accordingly as of May 28, 2002 Arthur Andersen LLP ceased to be the principal independent auditor of the Xcel Energy registrant subsidiaries.

The reports of Arthur Andersen LLP on the financial statements of NSP-Minnesota, NSP-Wisconsin, PSCo and SPS for the years ended Dec. 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during 2000 and 2001, and through May 31, 2002, there were no disagreements with the independent public accountants for NSP-Minnesota, NSP-Wisconsin, PSCo or SPS on accounting principles or practices, financial statement disclosures, or auditing scope or procedures. Further, during 2000 and 2001, and through May 31, 2002, there have been no reportable events (as defined in Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).

Xcel Energy and its registrant subsidiaries (NSP-Minnesota, NSP-Wisconsin, PSCo and SPS) have requested that Arthur Andersen LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Arthur Andersen LLP’s letter dated May 31, 2002 is filed as Exhibit 16.01 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

16.01	Letter regarding change in accountant.

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; and the other risk factors listed from time to time by the utility subsidiaries of Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including Exhibit 99.01 to the utility subsidiaries’ annual reports on Form 10-K for the year ended December 31, 2001.

NORTHERN STATES POWER COMPANY (A MINNESOTA CORPORATION)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2002.

Northern States Power Company (a Minnesota Corporation)

/s/ David E. Ripka David E. Ripka Vice President and Controller

NORTHERN STATES POWER COMPANY (A WISCONSIN CORPORATION)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2002.

Northern States Power Company (a Wisconsin Corporation)

/s/ David E. Ripka David E. Ripka Vice President and Controller

PUBLIC SERVICE COMPANY OF COLORADO SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2002.

Public Service Company of Colorado (a Colorado Corporation)

/s/ David E. Ripka David E. Ripka Vice President and Controller

SOUTHWESTERN PUBLIC SERVICE COMPANY SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2002.

Southwestern Public Service Company (a New Mexico Corporation)

/s/ David E. Ripka David E. Ripka Vice President and Controller